UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2001
_______________

Imagis Technologies Inc.

British Columbia, Canada	000-30090	None

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300-1075 West Georgia Street Vancouver, British Columbia, Canada V6E 3C9

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (604) 684-2449

Item 7.        Financial Statements and Exhibits

(c)     Exhibits:

1.       Press Release of the Company dated November 29, 2001

Item 9.        Regulation FD Disclosure

On November 29, 2001, Imagis Technologies Inc. ("Imagis") announced, at the Biometrics 2001 Conference in London, that it, along with the National Crime Squad's strategic IT partner, Serco Plc, an international provider of management services to government and industry, is developing an application based on its advanced ID-2000™ facial recognition technology.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagis Technologies Inc.

Date: December 10, 2001	By: /s/ Sandra Buschau

Sandra Buschau
Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued November 29, 2001